EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Knight-Swift Transportation Holdings Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David A. Jackson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

KNIGHT-SWIFT TRANSPORTATION HOLDINGS INC.

a Delaware corporation

Date:	August 2, 2023	By:	/s/ David A. Jackson
David A. Jackson
Chief Executive Officer
A signed original of this written statement required by Section 906 has been provided to Knight-Swift Transportation Holdings Inc. and will be retained by Knight-Swift Transportation Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.